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                                                               Exhibit No.  23.2


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
EchoStar Communications Corporation:


We consent to the use of our report, dated February 28, 2003, incorporated by reference herein.



KPMG  LLP


Denver, Colorado,
June 20, 2003.